UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(D) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2011

TREE TOP INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-10210	83-0250943
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

511 Sixth Avenue, Suite 800, New York, NY 10011
(Address of principal executive offices) (zip code)
(775) 261-3728
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On February 11, 2011 Mark Bailey & Company (MB) verbally notified the Company that effective as of that date, the firm was resigning as its independent auditor.  Effective the same date, the Company appointed M&K CPAs, PLLC (M&K) as its new auditor and that decision to change the auditor was approved by the Company's Board of Directors on February 11, 2011.

Mark Bailey & Company review the 1934 act filings for the Company during the 3rd quarter of 2010 and issued their release on the Company's 10Q and financial statements for the period then ended.

Other than the going concern uncertainty , MB’s review of the Company’s financial statements for the quarter ended September 30, 2010 did not contain an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.

During the year ended December 31, 2010 and any subsequent interim period through February 11, 2011, the date of resignation of MB, there were no disagreements with MB on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to MB’s satisfaction, would have caused MB to make reference to the subject matter of the disagreements in connection with their report on the Company’s consolidated financial statements for such periods; and there were not reportable events, as listed in Item 304(a)(l)(v) of Regulation S-K.

The Company provided MB with a copy of the disclosure in the preceding two paragraphs and requested in writing that MB furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with such disclosures. MB has not provided a letter prior to filing this report 8K.

The prior two years were audited by Chisholm, Bierwolf, Nilson & Morrill (CBNM), who resigned on August 24, 2010. Our notification of the change in our Certifying Accountant was filed on August 24, 2010 in a form 8K, and CBNM provided their letter of agreement included in that filing.

During the year ended December 31, 2010 and through the date of the Audit Committee’s decision, the Company did not consult M&K with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or any other matter or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.

ITEM 6.  EXHIBITS AND REPORTS ON FORM 8-K

         (a)      Exhibits

         None
SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tree Top Industries, Inc.

Dated: February 15, 2011	By:	/s/ David Reichman
Name: David Reichman
Title: Chief Executive Officer